SHARE PURCHASE AGREEMENT

THIS SHARE EXCHANGE AGREEMENT dated this 5th day of September, 2003, is made

BETWEEN:

         ELWIN D. CATHCART, an individual residing in the Province of Ontario (hereinafter referred to as "Cathcart")

                                                               OF THE FIRST PART
         -and-

         GROUPMARK CANADA LIMITED,  a corporation  incorporated  pursuant to the
         laws  of  the   Province  of  Ontario   (hereinafter   referred  to  as
         "Groupmark")

                                                              OF THE SECOND PART
         -and-

         FORTE MANAGEMENT CORP. a corporation incorporated pursuant to the laws of the Cayman Islands (hereinafter referred to as "Forte")

                                                               OF THE THIRD PART

         -and-

         REGIONAL HOSE & EQUIPMENT LTD. a corporation incorporated pursuant to the laws of the Province of Ontario (hereinafter referred to as "Regional Hose")

                                                              OF THE FOURTH PART
         -and-

         JOHN P. SALOWSKI, an individual residing in the Province of Ontario (hereinafter referred to as "Salowski")

                                                               OF THE FIFTH PART

         (the  foregoing  FIVE  (5)  parties  being   hereinafter   referred  to
         collectively as the "Vendors")

         -and-

         CONDOR GOLD CORP., a corporation incorporated under the laws of the Province of Ontario (hereinafter referred to as the "Purchaser" or "Condor")

                                                               OF THE SIXTH PART

WHEREAS the Vendors are the registered and beneficial owners of an aggregate of 20,452,000 common shares (the "Shares") in the capital stock of VHS Network, Inc., ("VHS" or the "Company") a Florida corporation with securities traded on the NASD Over-the-Counter Bulletin Board;

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

AND WHEREAS the Purchaser desires to purchase the Shares from the Vendors, and the Vendors desire to sell the Shares to the Purchaser on the terms and conditions set out herein;

NOW THEREFORE THIS AGREEMENT WITNESSES THAT, in consideration of the mutual covenants hereinafter contained and provided for and other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged by the Parties), the Parties agree as follows:

                                    ARTICLE I
                                 INTERPRETATION

1.1 Definitions. In this Agreement, unless the context otherwise requires, the terms set forth in Schedule "A" shall have the meanings set forth therein.

1.2 Entire Agreement. This Agreement, together with the agreements and other documents to be delivered pursuant to this Agreement, constitutes the entire agreement between the Parties pertaining to the purchase and sale of the Shares and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, and there are no warranties, representations and other agreements between the Parties in connection with the subject matter hereof except as specifically set forth in this Agreement or any other agreement or document to be delivered pursuant to this Agreement.

1.3 Extended Meanings. In this Agreement, words importing the singular number include the plural and vice versa; words importing the masculine gender include the feminine and neuter genders.

1.4 Headings. The division of this Agreement into articles, sections, subsections and paragraphs and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

1.5 References. References to an article, section, subsection, paragraph, schedule or exhibit shall be construed as references to an article, section, subsection, paragraph, schedule or exhibit to this Agreement, unless the context otherwise requires.

1.6 Governing Law. This Agreement shall be governed and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable in that Province.

1.7 Currency. Unless otherwise specified, the word "dollar", or the symbol "$" refers to U.S. currency.

1.8 Schedules. The following is a list of schedules attached to and incorporated into this Agreement by reference and deemed as part of this Agreement.

                  SCHEDULE          DESCRIPTION
                  --------          -----------
                  "A"               Definitions
                  "B"               The Vendors' Shareholdings
                  "C"               Release Schedule

                                   ARTICLE II
                                PURCHASE AND SALE

2.1 Agreement to Purchase and Sell. Upon the terms and subject to the conditions contained in this Agreement, the Vendors shall sell and the Purchaser shall purchase all of the Shares as of and with effect from the Closing Time on the Closing Date.

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

2.2 Purchase Price. The consideration for the purchase of the Shares shall consist of a one-time payment to Elwin Cathcart in the amount of CDN $5,000 payable at the time of closing, plus an aggregate of 2,070,000 restricted common shares of the Condor Gold Corp., (i.e.the Purchaser) (the "Purchased Shares") to be issued from treasury to the Vendors on Closing as follows:

         A. a total of 1,050,000 Purchased Shares to be issued to Elwin D. Cathcart and/or Groupmark Canada Limited;

         B. a total of 300,000 Purchased Shares to be issued to Forte Management Corp.;

         C. a total of 300,000 Purchased Shares to be issued to John P. Salowski; and

         D. a total of 420,000 Purchased Shares to be issued to Regional Hose & Equipment Ltd.

2.3 Securities Law Exemptions. The issuance of the Purchased Shares will be made in reliance upon the exemptions from registration and prospectus requirements set out in section 72(1)(j) of the Securities Act (Ontario). The Parties hereby acknowledge that the purchase of the Shares constitutes a take-over bid exempt from the take-over bid provisions of the Securities Act (Ontario) by virtue of 93(1)(c) of said Act.

                                   ARTICLE III
                                FURTHER COVENANTS

3.1 Release of Purchased Shares. The Vendors Salowski and Regional Hose hereby acknowledge that the Purchased Shares to be issued to each of Salowski and Regional Hose shall be issued in four (4) share certificates, each such share certificate to be affixed with a restrictive legend in accordance with the Release Schedule "C" attached hereto. Each of Salowski and Regional Hose further covenant and agree they shall not sell, trade, transfer or assign any of the Purchased Shares other than in accordance with the said restrictive legend and as set out in Schedule "C" attached hereto.

                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES

4.1 Representations and Warranties of the Vendors. Each Vendor represents and warrants to the Purchaser as follows and acknowledges that the Purchaser is relying on these representations and warranties in entering into this Agreement and performing its obligations hereunder:

(a) Capacity and Authority- Each Vendor has full power, right and authority to own the Shares and to enter into this Agreement and to perform their respective obligations under it.

(b) Title to Shares - Each Vendor is the sole legal and beneficial owner of the number of Shares set out opposite his/its name in Schedule "B" hereto with good and marketable title thereto, free and clear of any Encumbrances.

(c) No Option - Except as set out in this Agreement, no Person has any agreement, warrant, option or right, or a right capable of becoming an agreement, for the purchase of the Shares.

(d) Absence of Conflict - None of the Vendors is a party to, is bound or affected by any agreement which would be violated, breached or


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

         terminated by, or which would result in creation or imposition of any Encumbrance upon any of the Shares as a consequence of the execution and delivery of this Agreement or the consummation of the transactions contemplated in this Agreement. The consummation of transactions contemplated herein do not and will not conflict with, or result in a breach of, or constitute a default under the terms or conditions of any Constating Documents of the Vendor (if not an individual), any court or administrative order or process, any agreement or instrument to which any of the Vendors is party or by which any Vendors are bound.

(e) Regulatory Approvals - No governmental or regulatory authorization, approval, order, consent or filing is required on the part of the Vendors in connection with the execution, delivery and performance of this Agreement and the performance of the Vendors' respective obligations under this Agreement.

(f) Binding Agreement - This Agreement constitutes a legal, valid and binding obligation of the Vendors enforceable against each Vendor in accordance with its terms, except as may be limited by laws of general application affecting the rights of creditors.

(g) Bankruptcy - No proceedings have been taken, are pending or have been authorized, and no receiver or trustee has been appointed for the Vendors, by the Vendors, or by any other person in respect to the bankruptcy of the Vendors.

(h) Litigation - There are no judgments, decrees, injunctions, rulings or orders of any court, arbitrator, federal, provincial, state, municipal or other governmental authority, department, commission, board, bureau or agency, or any actions, suits, grievances or proceedings (whether or not on behalf of the Vendors) commenced, pending or threatened against or relating to the Vendors which may result in the imposition of an Encumbrance on the Shares or which may prevent, delay, make illegal or otherwise interfere with the consummation of the transactions contemplated in this Agreement.

(i) Majority Shares - The Shares represent, as of the date hereof, at least a fifty-four (54%) per cent, and in any event at least a majority (i.e. more than 50%) of the issued and outstanding securities of VHS on a fully diluted basis taking into account all options, warrants, exchangeable shares and other instruments convertible into shares of VHS owned or controlled by the Vendors or any of their affiliates.

(j) Reporting Issuer Status - The Company is a reporting in good standing company in the United States under the U.S. Securities Exchange Act of 1934, but is not a "reporting issuer" in any province or territory of Canada, as that term is defined in the Securities Act (Ontario) (the foregoing state of affairs being hereinafter known as the "Reporting Issuer Status"). The Company is in good standing in the State of Florida as of the date hereof.

(k) Listing Status - The common shares of the Company are quoted for trading on the NASD Over-the-Counter Bulletin Board under the symbol "VHSN.OB".

4.2 Representations and Warranties of the Purchaser. The Purchaser represents and warrants to the Vendors as follows and acknowledges that the Vendors are relying on these representations and warranties in entering into this Agreement and performing their obligations hereunder:

(a) Due Incorporation - The Purchaser is a corporation duly incorporated and validly existing under the laws of the Province of Ontario.

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

(b) Capacity to Enter Agreement - The Purchaser has all necessary power, authority and capacity to enter into this Agreement and perform its obligations hereunder.

(c) Due Corporate Authorization - The Purchaser's execution and delivery of this Agreement and its performance of its obligations hereunder have been duly authorized by all necessary proceedings of the directors and shareholders of the Purchaser.

(d) Binding Obligation - This Agreement has been duly executed and delivered by the Purchaser and constitutes a valid and binding obligation on its part.

(e) Due Issuance - The Purchased Shares have been validly reserved and allotted for issuance to the Vendors, and at Closing the Purchased Shares will be validly issued to the Vendors as fully-paid and non-assessable.

4.3 Survival of Representations and Warranties. All representations and warranties contained in this Agreement shall survive the Closing until the expiry of one (1) year from the Closing Date, after which time, if no claim shall have been made against a Party with respect to any incorrectness or in breach of any representation or warranty, that Party shall have no further liability under this Agreement with respect to the representation or warranty.

4.4 Certificates and Instruments Included. All statements contained in any certificate or any instrument delivered by or on behalf of a Party pursuant to or in connection with the transactions contemplated by this Agreement shall be deemed to be made by such Party under this Agreement.

                                    ARTICLE V
                                     CLOSING

5.1 Closing. The Closing shall take place at the offices of the Purchaser on September 5, 2003, (the "Closing Date") subject to the satisfaction of the conditions set out in sections 5.2 and 5.3 below, in accordance with the procedures set out in section 5.4 below.

5.2 Conditions for the Purchaser's Benefit. The Purchaser shall not be obliged to complete the purchase of the Shares unless each of the following conditions shall have been satisfied on or before the Closing Date:

(a) Accuracy of Representations - The representations and warranties of the Vendors set forth in section 4.1 above shall be true and correct as of the Closing Date, except as those representations and warranties may be affected by the occurrence of events or transactions expressly contemplated and permitted by this Agreement, including, without limitation, those in the ordinary course of business.

(b) Performance of Obligations - The Vendors shall have performed all of the obligations hereunder to be performed by them at or prior to the Closing. The Company and the Vendors shall not be in breach of any provision of this Agreement.

(d) Deliveries - Subject to section 5.2(e) below, the Vendors shall have delivered or caused to be delivered to the direction of the Purchaser possession of the Shares free and clear of any Encumbrances, together with all endorsements and documents required to authorize or give effect to said transfer.

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

(e) Consents, Authorizations and Registrations - All consents, approvals, orders and authorizations of, from or notifications to any Persons or Governmental Authorities required (if any) in connection with the completion of any of the transactions contemplated by this Agreement, the execution of this Agreement, the Closing or the performance of any of the terms and conditions of this Agreement shall have been obtained on or before the Closing Date.

(f) No Claims - There shall be no injunction or order issued preventing, and no pending or threatened claim, action, litigation or proceeding, judicial or administrative, or investigation against any Party by any Governmental Authority or Person for the purpose of enjoining or preventing the consummation of this Agreement, or otherwise claiming that this Agreement or the consummation thereof is improper or would give rise to proceedings under any statute or rule of law.

If any one or more of the foregoing conditions shall not have been fulfilled on or before the Closing Date, the Purchaser may terminate this Agreement by notice in writing to the other Parties in which event the Purchaser shall be released from all obligations under this Agreement and (unless the Purchaser can show that the condition relied upon could reasonably have been performed by the other parties) the other Parties shall also be released from all obligations hereunder; provided, however, that the Purchaser shall be entitled to waive compliance with any one or more of such conditions in whole or in part if it shall see fit to do so, without prejudice to their rights of termination in the event of the non-fulfilment of any other condition in whole or in part.

5.3 Conditions for the Vendors' Benefit. The Vendors and the Company shall not be obliged to complete the sale of the Shares unless each of the following conditions shall have been satisfied on or before the Closing Date:

(a) Accuracy of Representations - The representations and warranties of the Purchaser set forth in section 4.2 above shall be true and correct as of the Closing Date, except as those representations and warranties may be affected by the occurrence of events or transactions expressly contemplated and permitted by this Agreement, including, without limitation, those in the ordinary course of business.

(c) Performance of Obligations - The Purchaser shall have performed all of the obligations hereunder to be performed by it at or prior to the Closing Date.

(d) Deliveries -The Purchaser shall deliver or caused to be delivered to the direction of the Vendors possession of the Purchased Shares.

5.4 Closing Procedures. At or before the Closing Time:

(a) the Vendors shall deliver to the Purchaser certificates representing the Shares, duly signed off for transfer, together with all other documentation required to transfer title to the Shares;

(b) the Vendors shall deliver to the Purchaser an assignment of any and all debts of the Company owed to the respective Vendor(s) to the Purchaser or as the Purchaser may direct; and

(c) the Purchaser shall deliver to the Vendors certificates representing the Purchased Shares.

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

5.5 Non-Waiver. No investigations made by or on behalf of any Party at any time shall have the effect of waiving or diminishing the scope of or otherwise affecting any representation, warranty or indemnity made by or imposed upon the Parties pursuant to this Agreement.

                                   ARTICLE VI
                              TRANSACTION EXPENSES

6.1 Each Party to this Agreement will bear all costs and expenses incurred by it in negotiating this Agreement and in closing and carrying out the transactions contemplated by this. All costs and expenses related to satisfying any condition or fulfilling any covenant contained in this Agreement will be borne by the party whose responsibility it is to satisfy the condition or fulfil the covenant in question.


                                   ARTICLE VII
                                     GENERAL

7.1      Termination.

(a) This agreement may be terminated at any time prior to the Closing Date:

         (i) by the mutual agreement of the Parties;

         (ii) by the Parties if:

                  (A) the purchase and sale of the Shares shall not have been completed by September 31, 2003 (or such other date, if any, as the Parties may agree on in writing), if the failure to complete such purchase and sale on or before such date is not caused by any breach of this Agreement by the Party electing to terminate; or

                  (B) the purchase and sale of the Shares would violate any non-appealable final order, decree or judgement of any court or Governmental Authority having competent jurisdiction.

(b) If this Agreement is terminated by a Party under subsection 7.1(a), such termination shall be without liability of either Party to the other parties, or to any of their directors, officers, employees, agents, consultants or representatives provided that if such termination shall result from the wilful failure of the Party to fulfil a condition to the performance of the other Parties or to perform a covenant of this agreement or from a wilful breach by the party to this Agreement, the Party shall be fully liable for any and all damages, costs and expenses (including, but not limited to, reasonable counsel fees and disbursements) sustained or incurred by the other Parties.

7.2 Notices. All notices, requests, demands and other communications hereunder must be made in writing and will be deemed to have been duly given if delivered by courier, sent by prepaid registered mail addressed to the addressee, or sent by facsimile transmission if such notice is delivered, addressed or sent to the address or fax number given below, or such other address or fax number as the Party receiving the notice may give to the Party giving the notice:

(a) if to the Vendors:

         GROUPMARK CANADA LIMITED and ELWIN CATHCART
         1400 Dixie Road, Suite 305
         Mississauga, Ontario
         L5E 3E1

         Tel: 905 891-1442
         Fax: 905-891-1442

(b)      FORTE MANAGEMENT CORP.
         Bridge Street Services Limited
         27 Reid Street, 1st Floor
         P.O. Box HM 3051 Hamilton, HM NX Bermuda

         TEL: 441-295-4754
         FAX: 441-295-5491

(c)      REGIONAL HOSE & EQUIPMENT LTD.
         175 Turnbull Court
         Cambridge, Ontario
         N1T 1C6

         TEL: 519-740-1662
         FAX: 519-740-0975

(d)      JOHN P. SALOWSKI
         92 Heathcliffe Square
         Brampton, Ontario
         L6S 5R2

         TEL:  905-458-9443

(e) if to the Purchaser:

         CONDOR GOLD CORP.
         390 Bay Street, Suite 2020
         Toronto, Ontario
         M5H 2Y2

         TEL: 416-368-6161
         FAX: 416-368-7805

Any notice given by personal delivery shall be deemed to be received on the date of delivery. Any notice sent by courier shall be deemed to be received on the next Business Day following the deposit of the communication with the courier service. Any notice sent by prepaid registered mail shall be deemed to be received on the fifth (5th) day other than a Saturday, Sunday or statutory holiday in Ontario, following the deposit of the communication in the mail. If the party giving any Communication knows or ought reasonably to know of any difficulties with the postal system which might affect the delivery of mail, any such Communication may not be mailed but must be given by personal delivery or by electronic communication. Any notice sent by facsimile or similar method of recorded communication shall be deemed to have been received on the date of its transmission if transmitted before 4:30 p.m. (Toronto time), and on the next Business Day following the date of its transmission if transmitted after that time.

7.3 Time of Essence. Time shall be of the essence in all respects of this Agreement.

7.4 Further Assurances. The Parties shall with reasonable diligence do all things and provide all reasonable assurances as may be required to complete the transactions contemplated by this Agreement, and each Party shall provide such further documents or instruments required by any other Party as may be reasonably necessary or desirable to give effect to this Agreement and carry out its provisions.

7.5 Public Notice. All public notices to third parties and all other publicity concerning the transactions contemplated by this Agreement shall be jointly planned and co-ordinated by the Parties and no Party shall act unilaterally in this regard without the prior consent of the other Party, such approval not to be unreasonably withheld.

7.6 Amendment. No supplement, modification, waiver or termination of this Agreement shall be binding unless executed in writing by both Parties.

7.7 Waiver. No waiver of any of the provisions of this Agreement shall constitute a waiver of any other provision (whether or not similar) nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

7.8 Assignment. This Agreement and the rights or obligations hereunder or thereunder may not be assigned by either Party without the prior written consent of the other Parties.

7.9 Binding Agreement. This Agreement shall be binding on and enure to the benefit of both Parties and their respective successors and permitted assigns. In addition all obligations of the Parties under this Agreement shall also be binding upon any and all directors, officers, employees, consultants, advisors and agents of each Party as well as all parent corporations, subsidiaries, related and affiliated companies thereof.

7.10 Governing Law. This agreement shall be governed by and interpreted in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

7.11 Severability. If any provision of this Agreement is determined to be prohibited, void or unenforceable in whole or in part, such void or unenforceable provision shall not affect or impair the validity of any other provision of this Agreement and shall be severable from this Agreement. Any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

7.12 Independent Legal Advice. Each Party acknowledges having been advised to seek independent legal counsel in respect of the Agreement and the matters contemplated herein. To the extent that a Party declines to receive independent legal counsel in respect of the Agreement, that Party hereby waives the right, should a dispute later develop, to rely on its lack of independent legal counsel to avoid its obligations, to seek indulgences from the other Parties hereto, or to otherwise attack the integrity of the Agreement and the provisions thereof, in whole or in part.

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

7.13 Counterparts. This Agreement may be executed by the Parties in one or more counterparts by facsimile, each of which when so executed and delivered shall be an original and such counterparts shall together constitute one and the same instrument.

IN WITNESS WHEREOF the Parties have executed this Agreement as of the date first written above.

                             CONDOR GOLD CORP.

                          Per:   --------------------------------------------
                                 Alexander Stewart, Chief Executive Officer
                                 I have authority to bind the corporation.

                          GROUPMARK CANADA LIMITED

                                  /s/ Elwin D. Cathcart
                          Per:    --------------------------------------------
                                  Elwin D. Cathcart
                                  I  have  authority to bind the corporation.

                          FORTE MANAGEMENT CORP.

                                   /s/ Wilfred Bristow
                          Per:     --------------------------------------------
                                   Wilfred Bristow
                                   I have authority to bind the corporation.

                          REGIONAL HOSE & EQUIPMENT LTD.

                                  /s/ Darwin Booth
                          Per:    --------------------------------------------
                                  Darwin Booth
                                  I  have  authority to bind the corporation.

                                  /s/ ELWIN D. CATHCART
-------------------------         --------------------------------------------
Witness                                    ELWIN D. CATHCART


                                  /s/ JOHN P. SALOWSKI
-------------------------         --------------------------------------------
Witness                                    JOHN P. SALOWSKI


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

                                  SCHEDULE "A"
                                   DEFINITIONS

"Agreement" means the Agreement and any instrument supplemental or ancillary to it.

"Business Day" means any day other than a Saturday, Sunday or statutory holiday in the Province of Ontario.

"Claims" means claims, demands, actions, causes of action, damages, losses, costs, fines, penalties, interest, liabilities and expenses, including, without limitation, reasonable legal fees.

"Closing" means the completion of the purchase and sale of the Shares pursuant to this Agreement.

"Closing Date" means September 4, 2003 or such other date as the parties may agree.

"Closing Time" means 3:00 (Toronto time) on the Closing Date or such other time on the Closing Date as may be agreed to by the Parties.

"Company" or "VHS" means VHS Networks, Inc., a Florida corporation with securities traded on the NASD Over-the-Counter Bulletin Board.

"Encumbrances"  means  any  mortgage,   charge,   pledge,   hypothecate,   lien,
encumbrance, restriction, option, right of others or security interest of any kind.

"Exchange" means the NASD Over-the-Counter Bulletin Board.

"Governmental  Authorities"  means  any  applicable  U.S.,  State,  Canadian  or
non-Canadian  federal,   provincial  and  municipal  agency,   ministry,   Crown
Corporation, department, inspector and official.

"Parties" means the parties to this Agreement and "Party" means any one of them.

"Person" means an individual, body corporate, partnership, trustee, trust, unincorporated association, executor, administrator or legal representative.

"Purchaser" means Condor Gold Corp, an Ontario corporation.

"Purchased Shares" means an aggregate of 2,070,000 treasury common shares of the Purchaser to be issued to the Vendors as partial consideration for the Shares pursuant to section 2.2 of this Agreement and in accordance with Schedule "B" attached hereto.

"Reporting Issuer Status" means the Purchaser's status as a reporting company in the United States under the U.S. Securities Exchange Act of 1934, in good standing and not in default under said act, but not a "reporting issuer" in any province of territory of Canada, as that term is defined in the Securities Act (Ontario).

"Shares" means all of the issued and outstanding shares of the Company owned by the Vendors, as set out in Schedule "B" hereto.

"Vendors" means the registered owners of the Shares as set out in Schedule "B" hereto.



                                  SCHEDULE "B"

                           THE VENDORS' SHAREHOLDINGS

---------------------------------------- -------------------------------------- --------------------------------------
            Name of Vendor                 Number of Shares Owned by Vendors      Number of Purchased Shares to be
                                                                                          Issued to Vendors
---------------------------------------- -------------------------------------- --------------------------------------
       Groupmark Canada Limited                       15,900,000                              1,050,000
---------------------------------------- -------------------------------------- --------------------------------------
            Elwin Cathcart                              870,000                                  --
---------------------------------------- -------------------------------------- --------------------------------------
        Forte Management Corp.                         1,482,000                               300,000
---------------------------------------- -------------------------------------- --------------------------------------
    Regional Hose & Equipment Ltd.                     1,200,000                               420,000
---------------------------------------- -------------------------------------- --------------------------------------
           John P. Salowski                            1,000,000                               300,000
---------------------------------------- -------------------------------------- --------------------------------------
                 TOTAL                                20,452,000                              2,070,000
---------------------------------------- -------------------------------------- --------------------------------------


                                  SCHEDULE "C"

         RELEASE SCHEDULE ON PURCHASED SHARES ISSUED TO SALOWSKI AND TO
                         REGIONAL HOSE & EQUIPMENT LTD.


--------------------------- --------------------------- -------------------------- -----------------------------------
   NAME OF SHAREHOLDER             RELEASE DATE         SHARE CERTIFICATE NUMBER            NUMBER OF SHARES
--------------------------- --------------------------- -------------------------- -----------------------------------
         Salowski                August 31, 2003                                                 75,000
--------------------------- --------------------------- -------------------------- -----------------------------------
         Salowski               November 30, 2003                                                75,000
--------------------------- --------------------------- -------------------------- -----------------------------------
         Salowski               February 28, 2004                                                75,000
--------------------------- --------------------------- -------------------------- -----------------------------------
         Salowski                  May 31, 2004                                                  75,000
--------------------------- --------------------------- -------------------------- -----------------------------------
      Regional Hose              August 31, 2003                                                105,000
--------------------------- --------------------------- -------------------------- -----------------------------------
     Regional Hose             November 30, 2003                                                105,000
--------------------------- --------------------------- -------------------------- -----------------------------------
      Regional Hose             February 28, 2004                                               105,000
--------------------------- --------------------------- -------------------------- -----------------------------------
      Regional Hose                May 31, 2004                                                 105,000
--------------------------- --------------------------- -------------------------- -----------------------------------













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